UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: August 7, 2012

(Date of earliest event reported)

Hornbeck Offshore Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32108	72-1375844
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Northpark Boulevard, Suite 300 Covington, LA		70433
(Address of Principal Executive Offices)		(Zip Code)

(985) 727-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

On August 7, 2012, Hornbeck Offshore Services, Inc. and its significant domestic subsidiaries executed a Purchase Agreement with Barclays Capital Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the initial purchasers, collectively referred to herein as the Initial Purchasers, under which we agreed to issue $260.0 million aggregate principal amount of our 1.500% Convertible Senior Notes due 2019, or the notes, plus up to an additional $40.0 million of notes if the initial purchasers exercised their purchase option. On August 8, 2012, the Initial Purchasers exercised this option in full to purchase additional notes. We issued $300.0 million aggregate principal amount of notes to the Initial Purchasers on August 13, 2012. The description of the Purchase Agreement in this report is a summary only, is not necessarily complete, and is qualified by the full text of the Purchase Agreement filed herewith as Exhibit 10.1 and incorporated herein by reference.

The Notes and the Indenture.

The notes are governed by an Indenture dated as of August 13, 2012 between Wells Fargo Bank, National Association, as Trustee, Hornbeck Offshore Services, Inc. and our significant domestic subsidiaries, which are the same subsidiaries that guarantee our other outstanding senior notes. The description of the notes and indenture in this report is a summary only and is qualified by the full text of the indenture filed herewith as Exhibit 4.1 and incorporated herein by reference.

The notes bear interest at a rate of 1.500% per annum. Interest on the notes accrues from August 13, 2012. Interest is payable semiannually in arrears on March 1 and September 1 of each year, beginning March 1, 2013. We will pay additional interest, if any, under the circumstances described in the indenture.

The notes will mature on September 1, 2019. Holders may convert their notes at their option at any time prior to June 1, 2019 under the following circumstances: (1) during any fiscal quarter (and only during such fiscal quarter) commencing after December 31, 2012, if the last reported sale price of our common stock is greater than or equal to 135% of the conversion price of the notes for at least 20 trading days in the period of 30 consecutive trading days ending on the last trading day of the preceding fiscal quarter; (2) during the five business-day period after any 10 consecutive trading-day period, or the measurement period, in which the trading price of $1,000 principal amount of notes for each trading day in the measurement period was less than 95% of the product of the last reported sale price of our common stock and the conversion rate on such trading day; or (3) upon the occurrence of specified corporate transactions described in the indenture. Holders may also convert their notes at their option at any time beginning on June 1, 2019, and ending at the close of business on the second scheduled trading day immediately preceding the maturity date.

Upon conversion, we will satisfy our conversion obligation by paying or delivering, as the case may be, cash, shares of our common stock or a combination of cash and shares of our common stock, at our election, based on the applicable conversion rate at such time.

The initial conversion rate of the notes is 18.5718 shares of our common stock per $1,000 principal amount of notes, equivalent to an initial conversion price of approximately $53.85 per share of common stock, subject to adjustment. The conversion rate is subject to adjustment in some events described in the indenture but will not be adjusted for accrued interest. In addition, following certain corporate transactions that constitute fundamental changes as contemplated in the indenture, we will increase the conversion rate for holders who elect to convert notes in connection with such corporate transactions in certain circumstances.

In the event that we receive a holder’s notice of conversion upon satisfaction of one or more of the conditions to conversion, we will notify the relevant holders no later than the close of business on the scheduled trading day immediately following the related conversion date (or in the case of any conversions occurring on or after June 1, 2019, no later than the close of business on the scheduled trading day immediately preceding June 1, 2019) how we will satisfy our obligation to convert the notes, whether through delivery of cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock.

In case of a satisfaction of our obligation to convert the notes by a combination of cash and shares of our common stock, upon conversion we will, except in the event of an exchange in lieu of conversion as described in the indenture, deliver to holders in respect of each $1,000 principal amount of notes being converted a conversion settlement amount equal to the sum of the daily settlement amounts for each of the 25 consecutive trading days in the relevant conversion period (and cash in lieu of any fractional share):

The “daily settlement amount,” for each $1,000 principal amount of notes, for each of the 25 consecutive trading days in the relevant conversion period, shall consist of:

•

cash equal to the lesser of (1) the maximum cash amount per $1,000 principal amount of notes being converted to be received upon conversion as specified in the notice specifying our chosen settlement method (the “specified dollar amount”), if any, divided by 25 (such quotient the “daily measurement value”) and (2) the daily conversion value; and

•

to the extent the daily conversion value exceeds the daily measurement value, a number of shares of our common stock equal to (1) the difference between the daily conversion value and the daily measurement value, divided by (2) the volume-weighted average price of our common stock on such trading day.

The “daily conversion value” for any trading day in the applicable conversion period equals 1/25th of:

•	the conversion rate in effect on that trading day, multiplied by

•	the volume-weighted average price of our common stock on that trading day.

Scheduled trading day” means a day that is scheduled to be a trading day on the principal U.S. national or regional securities exchange or market on which our common stock is listed or admitted for trading. If our common stock is not so listed or admitted for trading, “scheduled trading day” means a “business day.”

The “volume-weighted average price” or “VWAP” per share of our common stock on any trading day means such price as displayed on Bloomberg (or any successor service) page HOS <EQUITY> AQR in respect of the period from 9:30 a.m. to 4:00 p.m., New York City time, on such trading day; or, if such price is not available, the volume-weighted average price means the market value per share of our common stock on such day as determined by a nationally recognized independent investment banking firm (which may be one of the initial purchasers or its affiliates) retained for this purpose by us. The “volume-weighted average price” or “VWAP” will be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

The notes will not be redeemable at our option prior to their maturity. No sinking fund is provided for the notes and the notes will not be subject to defeasance.

The notes are our senior unsecured obligations, and rank equal in right of payment to all of our other existing and future senior indebtedness. The notes are guaranteed on a senior, unsecured basis by our current domestic significant subsidiaries, which are the same subsidiaries that guarantee our other outstanding senior notes. Future subsidiaries that guarantee our other indebtedness will also guarantee the notes. The notes and our subsidiary guarantees will be effectively subordinated to all of our secured indebtedness and that of our subsidiary guarantors, including their indebtedness under our revolving credit facility, to the extent of the value of our assets and those of our subsidiaries collateralizing such indebtedness.

If we undergo a fundamental change, the holders of the notes will have the right, at their option, to require us to purchase all or any portion of their notes. The fundamental change purchase price will be 100% of the principal amount of the notes to be purchased plus any accrued and unpaid interest, including any additional interest, to but excluding the fundamental change purchase date. We will pay cash for all notes so purchased.

The indenture contains customary events of default. If an event of default occurs and is continuing, the trustee by notice to the Company, or the holders of at least 25% in principal amount of the outstanding notes by notice to the Company and the trustee, may, and the trustee at the request of such holders shall, declare 100% of the principal of and accrued and unpaid interest on all the notes to be due and payable. In case of an event of default involving certain events of bankruptcy, insolvency or reorganization, 100% of the principal and accrued and unpaid interest on the notes will automatically become due and payable. Upon such a declaration, such principal and accrued and unpaid interest will be due and payable immediately.

Notwithstanding the foregoing, the indenture provides that, at our election, the sole remedy for an event of default relating to the failure to comply with the reporting obligations in the indenture will for the 365 days after the occurrence of such an event of default consist exclusively of the right to receive additional interest on the notes at an annual rate equal to 0.50% of the principal amount of the notes. On such 365th day (or earlier, if the event of default relating to the reporting obligations is cured or waived prior to such 365th day), such additional interest will cease to accrue and the notes will be subject to acceleration as provided above if the event of default is continuing.

The notes and shares of our common stock issuable in certain circumstances upon the conversion of the notes have not been registered under the Securities Act of 1933, as amended, or the Securities Act. We sold the notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. We relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.

Convertible Note Hedge and Warrant Transactions

In connection with the sale of the notes, we entered into convertible note hedge transactions with respect to our common stock with Barclays Bank PLC, JPMorgan Chase Bank, National Association, London Branch and Wells Fargo Bank, National Association, or the dealers, each of which is an Initial Purchaser or an affiliate thereof. Each of the convertible note hedge transactions involves the purchase of call options, or the call options, that are intended to limit exposure to dilution to our stockholders upon the potential future conversion of the notes. The call options cover, subject to customary anti-dilution adjustments, the number of shares underlying the notes at a strike price equal to the conversion price of the notes. We generally may exercise the call options upon any conversion of the notes. The description of the call options in this report is a summary only and is qualified by the full text of the agreements relating to the call option confirmations filed herewith as Exhibits 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7, respectively, and incorporated herein by reference.

We also entered into separate warrant transactions, or warrants, whereby we sold to the dealers warrants to acquire, subject to customary anti-dilution adjustments, 5,571,540 shares of our common stock at a strike price of $68.53 per share of common stock. On exercise of the warrants, we have the option to deliver cash or shares of our common stock equal to the difference between the then market price and strike price. The warrants will be exercisable by the dealers over a 40 trading day period beginning approximately three months after the maturity of the notes. The description of the warrants in this report is a summary only and is qualified by the full text of the agreements relating to the warrants filed herewith as Exhibits 4.8, 4.9, 4.10, 4.11, 4.12 and 4.13, respectively, and incorporated herein by reference.

The call options and the warrants described herein are intended to effectively increase the conversion price of the notes to approximately $68.53 per share of our common stock, representing a 75% premium based on the last reported sale price of $39.16 per share on August 7, 2012. The call options and warrants are separate contracts entered into by us and each of the dealers, are not part of the terms of the notes and will not affect the holders’ rights under the notes.

The warrants and the underlying shares of our common stock issuable upon exercise of the warrants have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Certain Relationships

The Trustee under the indenture and its affiliates, as well as certain of the Initial Purchasers and their respective affiliates, have, from time to time, performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for us, for which they received or will receive customary fees and expenses. The Trustee is also a lender and the administrative agent under our revolving credit facility and the trustee under the indentures governing our other outstanding senior notes.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information under Item 1.01 is incorporated herein by reference.

Item 3.02 – Unregistered Sales of Equity Securities

The information under Item 1.01 is incorporated herein by reference.

Item 8.01 – Other Events

On August 13, 2012, we announced the closing of our private offering of $300.0 million aggregate principal amount of our 1.500% Convertible Senior Notes due 2019 that were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act together with convertible note hedge and warrant transactions. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits.

4.1	Indenture dated as of August 13, 2012 by and among Hornbeck Offshore Services, Inc., the guarantors named therein, and Wells Fargo Bank, National Association, as Trustee (including form of 1.500% Convertible Senior Notes due 2019)

4.2	Confirmation of Base Call Option Transaction dated as of August 7, 2012 by and between Hornbeck Offshore Services, Inc. and Barclays Bank PLC.

4.3	Confirmation of Base Call Option Transaction dated as of August 7, 2012 by and between Hornbeck Offshore Services, Inc. and JPMorgan Chase Bank, National Association, London Branch.

4.4	Confirmation of Base Call Option Transaction dated as of August 7, 2012 by and between Hornbeck Offshore Services, Inc. and Wells Fargo Bank, National Association.

4.5	Confirmation of Additional Base Call Option Transaction dated as of August 8, 2012 by and between Hornbeck Offshore Services, Inc. and Barclays Bank PLC.

4.6	Confirmation of Additional Base Call Option Transaction dated as of August 8, 2012 by and between Hornbeck Offshore Services, Inc. and JPMorgan Chase Bank, National Association, London Branch.

4.7	Confirmation of Additional Base Call Option Transaction dated as of August 8, 2012 by and between Hornbeck Offshore Services, Inc. and Wells Fargo Bank, National Association.

4.8	Confirmation of Base Warrant dated as of August 7, 2012 by and between Hornbeck Offshore Services, Inc. and Barclays Bank PLC.

4.9	Confirmation of Base Warrant dated as of August 7, 2012 by and between Hornbeck Offshore Services, Inc. and JPMorgan Chase Bank, National Association, London Branch.

4.10	Confirmation of Base Warrant dated as of August 7, 2012 by and between Hornbeck Offshore Services, Inc. and Wells Fargo Bank, National Association.

4.11	Confirmation of Additional Warrants dated as of August 8, 2012 by and between Hornbeck Offshore Services, Inc. and Barclays Bank PLC.

4.12	Confirmation of Additional Warrants dated as of August 8, 2012 by and between Hornbeck Offshore Services, Inc. and JPMorgan Chase Bank, National Association, London Branch.

4.13	Confirmation of Additional Warrants dated as of August 8, 2012 by and between Hornbeck Offshore Services, Inc. and Wells Fargo Bank, National Association.

10.1	Purchase Agreement dated August 7, 2013 by and among Hornbeck Offshore Services, Inc., the guarantors named therein, and Barclays Capital Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the Initial Purchasers named in Schedule I thereto.

99.1	Press Release, dated August 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hornbeck Offshore Services, Inc.

Date: August 13, 2012	By:	/s/ James O. Harp, Jr.
James O. Harp, Jr.
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

4.1	Indenture dated as of August 13, 2012 by and among Hornbeck Offshore Services, Inc., the guarantors named therein, and Wells Fargo Bank, National Association, as Trustee (including form of 1.500% Convertible Senior Notes due 2019)

4.2	Confirmation of Base Call Option Transaction dated as of August 7, 2012 by and between Hornbeck Offshore Services, Inc. and Barclays Bank PLC.

4.3	Confirmation of Base Call Option Transaction dated as of August 7, 2012 by and between Hornbeck Offshore Services, Inc. and JPMorgan Chase Bank, National Association, London Branch.

4.4	Confirmation of Base Call Option Transaction dated as of August 7, 2012 by and between Hornbeck Offshore Services, Inc. and Wells Fargo Bank, National Association.

4.5	Confirmation of Additional Base Call Option Transaction dated as of August 8, 2012 by and between Hornbeck Offshore Services, Inc. and Barclays Bank PLC.

4.6	Confirmation of Additional Base Call Option Transaction dated as of August 8, 2012 by and between Hornbeck Offshore Services, Inc. and JPMorgan Chase Bank, National Association, London Branch.

4.7	Confirmation of Additional Base Call Option Transaction dated as of August 8, 2012 by and between Hornbeck Offshore Services, Inc. and Wells Fargo Bank, National Association.

4.8	Confirmation of Base Warrant dated as of August 7, 2012 by and between Hornbeck Offshore Services, Inc. and Barclays Bank PLC.

4.9	Confirmation of Base Warrant dated as of August 7, 2012 by and between Hornbeck Offshore Services, Inc. and JPMorgan Chase Bank, National Association, London Branch.

4.10	Confirmation of Base Warrant dated as of August 7, 2012 by and between Hornbeck Offshore Services, Inc. and Wells Fargo Bank, National Association.

4.11	Confirmation of Additional Warrants dated as of August 8, 2012 by and between Hornbeck Offshore Services, Inc. and Barclays Bank PLC.

4.12	Confirmation of Additional Warrants dated as of August 8, 2012 by and between Hornbeck Offshore Services, Inc. and JPMorgan Chase Bank, National Association, London Branch.

4.13	Confirmation of Additional Warrants dated as of August 8, 2012 by and between Hornbeck Offshore Services, Inc. and Wells Fargo Bank, National Association.

10.1	Purchase Agreement dated August 7, 2013 by and among Hornbeck Offshore Services, Inc., the guarantors named therein, and Barclays Capital Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the Initial Purchasers named in Schedule I thereto.

99.1	Press Release, dated August 13, 2012.